UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2007
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Letter Agreement
Press Release
Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On January 30, 2007, Mr. Edward D. Goetz voluntarily resigned from his position as an executive officer of Navarre Corporation (the “Company”) and President of its wholly-owned subsidiary, BCI Eclipse Company LLC (“BCI”), and took a non-officer consulting position with BCI. Today Mr. Goetz and BCI entered into an agreement (the “Letter Agreement”) replacing the Employment Agreement between BCI and Mr. Goetz, dated November 5, 2003 and amended August 4, 2006, which expires by its terms on May 4, 2007 (the “Employment Agreement”). Under the Letter Agreement, Mr. Goetz will help guide BCI as a consultant on content acquisition for the next year or until terminated by either Mr. Goetz or by BCI for any reason. Mr. Goetz’s compensation and benefits will be the same as those under the Employment Agreement until May 4, 2007 and thereafter will be as provided by the Letter Agreement, attached hereto as Exhibit 10.1 and which is incorporated by reference. In addition, the severance provisions of the Employment Agreement will continue to apply through May 4, 2007, and Mr. Goetz will continue to be bound by the confidentiality, non-competition and non-solicitation provisions contained in the Employment Agreement. Mr. Troy Hayes was promoted to the position of President of BCI.
The Company announced the change in leadership of BCI in a press release on February 1, 2007, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On February 2, 2007, Ms. Jill Griffin was promoted to the position of President of Encore Software Inc., (“Encore”) a wholly-owned subsidiary of the Company, replacing Michael A. Bell. Mr. Bell was the founder of Encore and had been its Chief Executive Officer since the Company’s acquisition of Encore in 2002. Mr. Bell, who was also an executive officer of the Company, has departed to pursue other endeavors. Encore and Mr. Bell will have continuing obligations to each other pursuant to the terms of the Employment Agreement between Michael A. Bell and the Company dated August 24, 2002 (the “Bell Employment Agreement”). The Bell Employment Agreement expires on August 23, 2007 and was previously filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2003.
The Company announced the change in leadership of Encore in a press release on February 5, 2007, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference
Item 9.01. Financial Statements and Exhibits
      (d)       Exhibits:
     10.1       Letter Agreement, dated February 5, 2007.
     99.1       Press Release, dated February 1, 2007, issued by Navarre Corporation.
     99.2       Press Release, dated February 5, 2007, issued by Navarre Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: February 5, 2007	By:	/s/ J. Reid Porter
		Name:	J. Reid Porter
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated February 5, 2007.
99.1	Press Release, dated February 1, 2007, issued by Navarre Corporation
99.2	Press Release, dated February 5, 2007, issued by Navarre Corporation